UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2016
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FLAMEL TECHNOLOGIES S.A.
(Exact name of registrant as specified in its charter)
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Republic of France (State or Other Jurisdiction of Incorporation)	000-28508 (Commission File Number)	98-0639540 (I.R.S. Employer Identification No.)
Parc Club du Moulin à Vent 33, avenue du Docteur Georges Levy 69200 Vénissieux France (Address of Principal Executive Offices)	Not Applicable (Zip Code)

Registrant's telephone number, including area code: 011 +33 472 78 34 34
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                          Regulation FD Disclosure.

On October 20, 2016, Flamel Technologies S.A. (the "Company") provided an update to its corporate presentation.  A copy of the Company's complete corporate presentation is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The corporate presentation is also accessible through the Investor section of the Company's website at www.flamel.com/investors.

The information responsive to Item 7.01 of this Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

 Item 9.01                         Financial Statements and Exhibits.

(d) Exhibits

99.1	Corporate Presentation of Flamel Technologies S.A. as of October 20, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
    FLAMEL TECHNOLOGIES S.A.
    By:    /s/ Phillandas T. Thompson
     Phillandas T. Thompson
     Senior Vice President, General Counsel and Corporate Secretary
Date: October 20, 2016

Exhibit Index

99.1	Corporate Presentation of Flamel Technologies S.A. as of October 20, 2016.